UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2008

Alternative Construction Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive. Melbourne, Florida	32935
(Address of Principal Executive Offices)	Zip Code)

(800) 859-8813
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 8, 2008, Alternative Construction Technologies, Inc. (“ACT”) completed a secured financing up to a maximum $3,000,000, expandable to $4,500,000, pursuant to the terms of a Line of Credit Agreement (“Credit Agreement”) dated as of May 8, 2008, among ACT and BridgePointe Master Fund, Ltd. and CAMOFI Master LDC (the “Lenders”), a copy of which is attached hereto as Exhibit 1.1 (the “Credit Agreement”). Initial funding of, approximately, $1,500,000 was received upon Closing. All loans made under the Credit Agreement are evidenced by ACT’s Grid Note, a copy of which is attached hereto as Exhibit 1.2.

In connection with the financing, ACT also issued Common Stock Purchase Warrants (“Warrants”) also dated May 8, 2008 to the Lenders, a copy of which is attached hereto as Exhibit 4.1. The Warrants allow each Lender to acquire, for a five-year term, up to 900,000 shares of common stock, at an exercise price of $2.50 per share.

The loans are secured by a first priority lien on “Eligible Contracts” of the Company as defined in the Credit Agreement, and a second lien on all of the assets of ACT and its subsidiaries subject to a priority in right of payment with all of its existing secured indebtedness.

The proceeds of this loan were used to pay existing short-term obligations and for working capital.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits:

1.1	Form of Line of Credit Agreement, dated as of May 8, 2008, among Alternative Construction Technologies, Inc. and the Lenders.

1.2	Form of Grid Note.

1.3	Form of Security Agreement among Alternative Construction Technologies, Inc. and the Lenders.

4.1	Form of Common Stock Purchase Warrant dated as of May 8, 2008 issued by Alternative Construction Technologies, Inc. to the Lenders.

4.2	Form of Lock-Box Agreement dated as of May 8, 2008 between Alternative Construction Technologies, Inc. and the Private Bank and Trust Company stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION TECHNOLOGIES, INC.

By:	/s/ Michael Hawkins
Michael Hawkins Chief Executive Officer

Date: May 29, 2008

EXHIBIT INDEX

Exhibit:

1.1	Form of Line of Credit Agreement, dated as of May 8, 2008, among Alternative Construction Technologies, Inc. and the Lenders.

1.2	Form of Grid Note.

1.3	Form of Security Agreements among Alternative Construction Technologies, Inc. and the Lenders.

4.1	Form of Common Stock Purchase Warrant dated as of May 8, 2008 issued by Alternative Construction Technologies, Inc. to the Lenders.

4.2	Form of Lock-Box Agreement dated as of May 8, 2008 between Alternative Construction Technologies, Inc. and the Private Bank and Trust Company stockholders.